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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 22, 2004
                                                         -----------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Ohio                         1-8769                      31-4362899
------------------          -----------------------         -------------------
 (State or other               (Commission File                (IRS Employer
 jurisdiction of                    Number)                 Identification No.)
  incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)




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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 22, 2004, R.G. Barry Corporation (the "Company"), as borrower, entered into a Fourth Amendment to Revolving Credit Agreement (the "Fourth Amendment") with The Huntington National Bank ("Huntington"), as lender. The Fourth Amendment amends the Revolving Credit Agreement between the Company and Huntington dated December 27, 2002 (the "Agreement"), as amended by the First Amendment to Revolving Credit Agreement between the Company and Huntington dated March 31, 2003 (the "First Amendment"), the Second Amendment to Revolving Credit Agreement between the Company and Huntington dated September 1, 2003 (the "Second Amendment") and the Third Amendment to Revolving Credit Agreement between the Company and Huntington dated September 15, 2003 (the "Third Amendment"). The Fourth Amendment makes a number of changes to the Agreement, as previously amended, including (1) an increase in the credit availability for the month of January 2004 from $3.0 million to $9.0 million, (2) the grant to Huntington of a mortgage lien on the Company's headquarters located in Pickerington, Ohio, (3) the grant to Huntington of control over cash and collections, and (4) an expansion of the Company's reporting requirements to Huntington. The mortgage lien on the Company's headquarters will be shared ratably with Metropolitan Life Insurance Company ("Metropolitan") based on loans outstanding. The mortgage lien on the Company's headquarters is in addition to the other collateral currently securing amounts loaned by Huntington pursuant to the Agreement and the Company's outstanding indebtedness to Metropolitan which includes substantially all of the other assets of the Company.

         The Fourth Amendment is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, the Agreement, which was filed as Exhibit 99.1 to the Company's Form 8-K dated January 9, 2003, the First Amendment, which was filed as Exhibit 4 to the Company's Form 10-Q for the quarter ended March 29, 2003, the Second Amendment, which was filed as Exhibit 4 to the Company's Form 8-K dated September 3, 2003 and the Third Amendment, which was filed as Exhibit 4 to the Company's Form 8-K dated September 15, 2003.

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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

     (a) and (b)       Not applicable.

     (c)     Exhibits.

              Exhibit No.    Description
              -----------    -----------

                    4 Fourth Amendment to Revolving Credit Agreement dated January 22, 2004, by and between The Huntington National Bank and R.G. Barry Corporation

                   99 News Release issued by R. G. Barry Corporation on January 23, 2004



ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On January 23, 2004, the Company issued a news release reporting that it had amended its revolving credit facility to increase the amount of credit available for the month of January. As a part of this release, the Company made statements disclosing material, non-public information regarding the Company's fourth quarter of 2003 and fiscal year 2003 results of operations. A copy of the news release is attached as Exhibit 99 hereto and incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 R. G. BARRY CORPORATION



Dated: January 26, 2004          By:  /s/ Daniel D. Viren
                                     -------------------------------------------
                                      Daniel D. Viren
                                      Senior Vice President - Finance, Chief
                                      Financial Officer, Secretary and Treasurer




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated January 22, 2004

                             R. G. Barry Corporation

Exhibit No.     Description
-----------     -----------

     4 Fourth Amendment to Revolving Credit Agreement dated January 22, 2004, by and between The Huntington National Bank and R.G. Barry Corporation

     99         News Release issued by R. G. Barry Corporation on January 23,
                2004